UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2023
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operation and Financial Condition.
On March 28, 2023, Leonardo DRS, Inc. (the “Company”) issued a news release reporting, among other things, its financial results for the fourth quarter and fiscal year ended December 31, 2022. A copy of the news release is furnished as Exhibit 99.1 to this report.
The Company’s management will discuss operations and financial results in an earnings conference call beginning at 10:30 a.m. Eastern Time on March 28, 2023. A live audio broadcast of the conference call along with a supplemental presentation will be available to the public through links on the Investor Relations section of the Company’s web site (https://investors.leonardodrs.com/).
The information furnished pursuant to this Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01 Regulation FD Disclosure.
The information in Item 2.02 of this Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number Exhibit Description
        99.1 Leonardo DRS, Inc. News Release dated March 28, 2023 (earnings release reporting Leonardo DRS, Inc.'s financial results for the quarter and year ended December 31, 2022).
        104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: March 28, 2023	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary